                              --------------------
                                MAIRS AND POWER
                              BALANCED FUND, INC.
                              --------------------

2ND QUARTER REPORT

June 30, 1997
                                                                 August 15, 1997
To Our Shareholders:

SECOND QUARTER RESULTS

  Reflecting the strong overall stock market performance in recent months, the Balanced Fund turned in one of its best performances ever in the second quarter. Based on a June 30, 1997 net asset value of $84.22 per share, the Fund earned a total investment return of 13.3% after adjustment for the reinvestment of cash dividends for the period. This compared to investment returns of 17.4% for the Standard & Poor's 500 Stock Index and 3.6% for the Lehman Bros. Gov't/Corp. Bond Index. For the first half, the Balanced Fund produced an investment return of 15.9% compared to returns of 20.6% for the S&P 500 and 2.7% for the Lehman Bros. Gov't/Corp. Bond Index. The Fund compared very favorably with other balanced funds ranking second out of a CDA/Wiesenberger universe of 309 domestic balanced funds during the first half of 1997.

  The strength in the stock market is thought to have been the result of a number of factors creating a near perfect environment for financial assets. The economy as measured by Gross Domestic Product continued to grow in the second quarter albeit at a reduced 2.2% rate (preliminary basis) as compared to a faster 4.9% rate (revised) in the first quarter. The inflation rate improved further to only a modest 1.4% annual rate, the lowest quarterly rate since the second quarter of 1964. Corporate profits continued to show unexpected strength with a 7% gain based on BUSINESS WEEKS' "Corporate Scoreboard" representing some 900 companies. More importantly, a survey by I/B/E/S International indicated 62% of reporting companies came in with earnings above what had been estimated by Wall Street analysts. Responding to the improved outlook for inflation, interest rates declined slightly along the entire length of the yield curve except for only the very shortest maturities.

  All major stock market groups enjoyed a pretty good performance during the quarter with the exception of electric utilities. However, earnings predictability seemed to take on more importance with both large and small capitalization growth stocks generally doing better than average. As a result, stocks in the consumer staple (cosmetics and household products), financial (insurance), health care (drugs) and technology (computer software and telecommunications) sectors generally outperformed while those in basic industries (metals and mining), consumer cyclical (footwear and textiles), consumer service (restaurants), energy and utility sectors under performed. Among individual holdings in the Fund, Pfizer (+42.1%), Ingersoll Rand (+41.5%), Merrill Lynch (+38.9%) and MTS Systems (+38.6%) did the best while GTE (-5.9%), Delta Air Lines (-1.8%) and Dow Jones (-1.1%) fared the worst.

FUTURE OUTLOOK

  Fundamentally, the outlook for the U.S. economy still appears sound with further growth in the area of 2% anticipated over the remainder of this year and into 1998. Consumer spending seems likely to show continued growth considering recent employment trends and expansion in personal disposable income. The same seems to be true for the always volatile area of business spending given a relatively high capacity utilization rate. While the recent increase in inventory levels is somewhat troublesome, levels are still considered to be manageable if spending holds up. Even though the rate of growth in government spending may continue to slow, continued expansion still seems all but certain. Assuming overall economic growth remains moderate, the rate of inflation is not expected to increase much from current levels in view of the strong dollar and very competitive market place. Finally, corporate earnings are projected to continue growing although the rate of growth may moderate a bit from the "double digit" levels of recent periods.

  Prospects for the bond market continue to be positive if our forecast for inflation proves to be correct. On the other hand, returns on longer term maturities seem unlikely to be much above their coupon rates with most of the favorable inflation outlook thought to be already discounted by the market.

  Considering the outlook for continuing earnings growth, low inflation and ample liquidity, the background for the stock market remains decidedly positive. Consequently, stock prices are expected to continue working their way higher in the months to come despite historically high valuation levels. However, higher market levels are also expected to be accompanied by increasing volatility due to a greater sensitivity to any perceived changes in the fundamentals be they either real or imaginary.

RECENT EVENT

  It is with deep regret that we must inform you of the recent passing of our long time Director, Litton E. S. Field, on July 14, 1997. Over the twenty five year period of his service, Mr. Field provided insightful leadership and was a strong supporter of the Fund. Mr. Field's presence will be greatly missed by his many friends and associates.

                                                                William B. Frels

332 Minnesota Street
W-2062 First National Bank Building
St. Paul, Minnesota 55101
612-222-8478

SCHEDULE OF INVESTMENTS AT JUNE 30, 1997
--------------------------------------------------------------------------------
FIXED INCOME SECURITIES

  FACE                                                                                        MARKET
 AMOUNT                          SECURITY DESCRIPTION                             COST         VALUE
-----------------------------------------------------------------------------  -----------  -----------
         U.S. TREASURY & FEDERAL AGENCY OBLIGATIONS 18.7%
$200,000 U.S. Treasury Notes                                 7.125%  09/30/99  $   197,172  $   204,125
 250,000 Federal Home Loan Bank                               6.01%  12/04/98      250,000      249,766
 250,000 Federal Home Loan Bank                               6.85%  10/10/00      249,844      251,400
 250,000 Federal Home Loan Bank                              7.025%  05/21/01      250,000      251,641
 250,000 Federal Home Loan Bank                              6.455%  02/22/02      250,000      248,516
 250,000 Federal Home Loan Bank                              6.885%  07/29/02      250,000      250,859
 250,000 Federal Home Loan Bank                               7.42%  07/08/03      250,000      254,141
 250,000 Federal Home Loan Bank                               7.20%  09/11/03      250,000      251,094
 250,000 Federal Home Loan Bank                               7.01%  07/14/04      250,000      250,000
 250,000 Federal Home Loan Bank                               7.00%  07/14/05      250,000      250,000
 250,000 Federal Home Loan Mortgage Corporation               7.00%  03/24/03      250,000      250,000
 250,000 Federal Home Loan Mortgage Corporation               7.30%  07/27/05      250,000      247,578
 250,000 Federal Home Loan Mortgage Corporation               7.00%  03/13/06      250,000      246,719
 250,000 Federal National Mortgage Association                7.23%  05/17/04      250,000      250,078
 250,000 Federal National Mortgage Association                6.67%  02/06/06      249,531      242,578
 250,000 Federal National Mortgage Association                7.50%  02/02/07      250,000      251,162
 250,000 Federal National Mortgage Association                7.68%  04/24/07      249,844      254,453
 250,000 Federal National Mortgage Association                7.43%  06/13/07      250,000      250,625
 250,000 Federal National Mortgage Association                7.15%  11/03/10      246,750      245,078
                                                                               -----------  -----------
                                                                                 4,693,141    4,699,813
                                                                               -----------  -----------
         OTHER NON-CONVERTIBLE BONDS 7.9%
 250,000 Dupont (E.I.) de Nemours & Company                   6.00%  12/01/01      249,750      243,437
 250,000 Household Finance Corp.                              7.00%  02/15/03      250,000      250,625
 265,000 J. C. Penney & Co.                                   6.00%  05/01/06      239,613      247,527
 250,000 Merrill Lynch and Co., Inc.                          7.00%  04/27/08      247,977      247,734
 250,000 General Foods Corporation                            7.00%  06/15/11      240,000      238,516
 200,000 Ford Motor Company Debentures                        9.50%  09/15/11      199,836      239,688
 250,000 Goldman Sachs & Company                              8.00%  03/01/13      256,025      259,687
 250,000 Allstate Corp.                                       7.50%  06/15/13      218,938      253,437
                                                                               -----------  -----------
                                                                                 1,902,139    1,980,651
                                                                               -----------  -----------
         CONVERTIBLE BONDS 1.9%
 150,000 Cray Research, Inc.                                 6.125%  02/01/11      101,000      115,875
 250,000 Noram Energy                                         6.00%  03/15/12      150,600      220,000
 150,000 Ashland Oil                                          6.75%  07/01/14      144,000      151,500
                                                                               -----------  -----------
                                                                                   395,600      487,375
                                                                               -----------  -----------
         NON-CONVERTIBLE AND CONVERTIBLE PREFERRED STOCK 3.6%
   6,000 Bankers Trust New York Corporation                  $ 1.91                144,495      154,500
   6,000 Barclays Bank PLC, Series E                         $ 2.00                150,000      152,250
   5,000 The Bear Stearns Companies, Inc. Pf, Series C       $ 1.90                125,000      127,813
   2,500 J. P. Morgan & Co., Series A, Adj Rate Pf           $ 5.00                143,720      203,750
   4,000 Provident Life & Accident Insurance Co. Pf          $2.025                100,000      103,250
   2,000 St. Paul Capital Pf                                 $ 3.00                100,000      138,500
                                                                               -----------  -----------
                                                                                   763,215      880,063
                                                                               -----------  -----------
         TOTAL FIXED INCOME SECURITIES 32.1%                                     7,754,095    8,047,902
                                                                               -----------  -----------
                                                                               -----------  -----------

NUMBER OF
 SHARES                    COMMON STOCK                                            COST       MARKET VALUE
---------   ------------------------------------------                         ------------   ------------
            BASIC INDUSTRIES 7.9%
   5,000    Cooper Industries, Inc.                                            $    186,470   $    248,750
   3,802    Delta Air Lines, Inc.                                                   262,307        314,140
   5,000    General Signal Corp.                                                    195,449        218,125
  12,000    Graco Inc.                                                              147,460        361,500
   5,000    Ingersoll-Rand Company                                                   61,341        308,750
   8,000    Pentair, Inc.                                                            51,782        263,000
   5,000    Weyerhaeuser Company                                                    135,368        260,000
                                                                               ------------   ------------
                                                                                  1,040,177      1,974,265
                                                                               ------------   ------------
            CONSUMER 10.1%
   7,000    American Greetings Class A                                              189,500        259,875
   5,000    Briggs & Stratton Corporation                                            61,116        250,000
   6,000    Deluxe Corp.                                                            164,591        204,750
   5,000    Dow Jones & Company, Inc.                                               171,125        200,938
   2,000    Eastman Kodak Company                                                    53,573        153,500
   3,000    General Mills, Inc.                                                     151,031        195,375
   6,000    Genuine Parts Company                                                   112,272        203,250
   6,000    Hershey Foods Corporation                                               146,610        331,875
  10,000    Hormel (Geo. A.) & Company                                              214,325        268,750
  10,000    Jostens. Inc.                                                           199,575        267,500
  10,000    Sturm, Ruger & Co., Inc.                                                 42,220        196,250
                                                                               ------------   ------------
                                                                                  1,505,938      2,532,063
                                                                               ------------   ------------
            ENERGY 6.2%
   4,000    Amoco Corporation                                                       140,723        347,750
   4,000    Exxon Corporation                                                        20,793        245,000
   5,000    Mobil Corporation                                                        54,750        349,375
   5,000    Murphy Oil Corporation                                                  123,696        243,750
   3,000    Schlumberger, Limited                                                   105,048        375,000
                                                                               ------------   ------------
                                                                                    445,010      1,560,875
                                                                               ------------   ------------
            FINANCIAL 19.4%
   5,000    American Express Company                                                 99,215        372,500
   7,845    Community First Bankshares, Inc.                                        125,000        301,052
   5,000    First Bank System, Inc.                                                  58,358        426,875
  10,000    Firstar Corp.                                                           163,175        305,000
   3,375    Jefferson-Pilot Corp.                                                    60,323        235,828
  12,000    Merrill Lynch & Co., Inc.                                                99,319        715,500
   4,000    J.P. Morgan & Co., Inc.                                                 102,082        417,500
   8,000    NationsBank Corp.                                                       216,194        516,500
  20,000    Norwest Corporation                                                      94,825      1,125,000
   6,000    ReliaStar Financial Corp.                                               110,625        438,750
                                                                               ------------   ------------
                                                                                  1,129,116      4,854,505
                                                                               ------------   ------------
            HEALTH CARE 10.2%
   6,000    American Home Products Corporation                                      182,542        459,000
   5,000    Baxter International Inc.                                                70,751        261,563
   8,000    Bristol-Myers Squibb Company                                            205,563        648,000
  10,000    Pfizer Inc.                                                             136,357      1,195,000
                                                                               ------------   ------------
                                                                                    595,213      2,563,563
                                                                               ------------   ------------

NUMBER OF
 SHARES                    COMMON STOCK                                            COST       MARKET VALUE
---------   ------------------------------------------                         ------------   ------------

            TECHNOLOGY 9.9%
   5,000    AMP Incorporated                                                   $    133,605   $    208,750
   6,000    Corning Inc.                                                            134,678        333,750
   6,000    Emerson Electric Co.                                                    128,697        330,375
   5,000    Honeywell Inc.                                                           90,716        379,375
            International Business Machines
   4,000    Corporation                                                              96,740        361,000
  10,000    MTS Systems Corporation                                                  81,500        305,000
   3,000    Minnesota Mining & Manufacturing Company                                 75,000        306,750
  10,000    National Computer Systems, Inc.                                         121,380        266,250
                                                                               ------------   ------------
                                                                                    862,316      2,491,250
                                                                               ------------   ------------
            UTILITIES 2.8%
   7,000    GTE Corporation                                                          96,007        307,125
   5,000    Texas Utilities Company                                                 183,482        172,187
   6,000    U S West Communications                                                 142,035        226,125
                                                                               ------------   ------------
                                                                                    421,524        705,437
                                                                               ------------   ------------
            TOTAL COMMON STOCK 66.5%                                              5,999,294     16,681,958
                                                                               ------------   ------------
            OTHER ASSETS IN EXCESS OF LIABILITIES 1.4%                                             356,320
                                                                                              ------------
            NET ASSETS 100%                                                    $ 13,753,389   $ 25,086,180
                                                                               ------------   ------------
                                                                               ------------   ------------

STATEMENT OF NET ASSETS AT JUNE 30, 1997
--------------------------------------------------------------------------------

ASSETS
Investments as annexed, at market value (cost $9,060,248)..........................................   $ 20,030,046
U.S. Governments (cost $4,693,141).................................................................      4,699,813
Cash...............................................................................................        725,665
Dividends receivable...............................................................................         20,997
Interest receivable................................................................................        127,632
Receivables for securities sold, not yet delivered.................................................              0
Prepaid expense....................................................................................         (4,718)
                                                                                                      ------------
                                                                                                      $ 25,599,435
LIABILITIES
Accrued management fee.....................................................  $     12,537
Accrued custodian and transfer agent fee...................................           718
Payable for securities purchased, not yet received.........................       500,000                  513,255
                                                                             ------------             ------------
NET ASSETS
Equivalent to $84.22 per share on 297,871 shares outstanding.......................................   $ 25,086,180
                                                                                                      ------------
                                                                                                      ------------

STATEMENT OF CHANGES IN NET ASSETS FOR THE SIX MONTHS ENDED JUNE 30, 1997
--------------------------------------------------------------------------------

NET ASSETS, December 31, 1996......................................................................   $ 20,565,014
Net investment income, per statement below.................................  $    317,194
Net accrued income in price of shares sold and repurchased.................         6,679
                                                                             ------------
                                                                                  323,873
Distribution to shareholders...............................................       320,592                    3,281
                                                                             ------------
Fund shares issued and repurchased:
  Received for 28,632 shares issued........................................     2,206,931
  Paid for 9,877 shares repurchased........................................       757,255                1,449,676
                                                                             ------------
Increase in unrealized net appreciation (depreciation) of investments..............................      2,916,189
Net gain or (loss) realized from sales of securities...............................................        152,020
Distribution from net realized gain................................................................              0
                                                                                                      ------------
NET ASSETS, June 30, 1997..........................................................................   $ 25,086,180
                                                                                                      ------------
                                                                                                      ------------

STATEMENT OF NET INVESTMENT INCOME FOR THE SIX MONTHS ENDED JUNE 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividends..........................................................................................   $    203,822
Interest...........................................................................................        222,284
                                                                                                      ------------
                                                                                                      $    426,106
EXPENSES
Management fee (Note A)....................................................  $     68,659
Fees and expenses of custodian, transfer agent and dividend disbursing
 agent (Note A)............................................................         7,924
Legal and auditing fees and expenses.......................................        10,567
Insurance..................................................................         1,486
Other Fees and Expenses....................................................        20,276                  108,912
                                                                             ------------             ------------
NET INVESTMENT INCOME..............................................................................   $    317,194
                                                                                                      ------------
                                                                                                      ------------

NOTE A: The investment advisory fee was paid to Mairs and Power, Inc., which is owned by individuals who are directors and officers of the Fund, for its services as investment adviser. Investment advisory fees are paid to the adviser pursuant to an advisory agreement approved by the Directors of the Fund. The advisory fee is computed each month and is 1/20th of one percent of the net asset value of the Fund on the last valuation day of the month. The transfer agent fee was also paid to Mairs and Power, Inc. which serves as transfer agent.

SUPPLEMENTARY INFORMATION: 1) The three directors of the Fund not affiliated with Mairs and Power Inc. received compensation for meetings attended during this period totaling $600 each. No compensation was paid to any officer or director of the Fund. 2) No provision has been made for Federal income taxes as it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make distributions of income and security profits which will be sufficient to relieve it from all or substantially all income taxes. 3) Purchases and sales of investment securities during the six months ended June 30, 1997 aggregated $2,345,876 and $703,700 respectively. 4) An annual meeting of shareholders was held on May 19, 1997 for the purposes of: (a) Election of six directors; (b) to change the name of the Fund to Mairs and Power Balanced Fund, Inc.; and (c) to ratify the selection of Ernst & Young LLP as independent auditors for the Fund. Of the 290,225 shares outstanding on record date of April 11, 1997, the following votes were cast:

                        PROPOSAL                          SHARES FOR  SHARES AGAINST    ABSTAINING
--------------------------------------------------------  ----------  ---------------  -------------
               Elect George A. Mairs, III                 186,584.302        0.000           0.000
                 Elect William B. Frels                   186,584.302        0.000           0.000
                  Elect Peter G. Robb                     186,584.302        0.000           0.000
                Elect Litton E. S. Field                  186,584.302        0.000           0.000
               Elect Donald E. Garretson                  186,584.302        0.000           0.000
                Elect J. Thomas Simonet                   186,584.302        0.000           0.000
 Change name of Fund to Mairs and Power Balanced Fund,
                          Inc.                            186,344.440      239.862           0.000
    Ratify Ernst & Young LLP as Independent Auditors      185,803.002      781.300           0.000

                          ---------------------------

                                MAIRS AND POWER
                              BALANCED FUND, INC.

                          ---------------------------

                                 A NO-LOAD FUND

 W-2062 FIRST NATIONAL BANK BUILDING, 332 MINNESOTA STREET, ST. PAUL, MINNESOTA
                                     55101
                                  612-222-8478

SUMMARY OF FINANCIAL INFORMATION
--------------------------------------------------------------------------------

This table covers a period of generally rising bond and common stock prices. The results shown should not be considered as a representation of the dividend income and capital gain or loss which may result from an investment made in the Fund today.

                                                                        PER SHARE
                                                    -------------------------------------------------
                                                                     DISTRIBUTIONS       DIVIDENDS
                                                                      OF REALIZED        FROM NET
                         SHARES       TOTAL NET       NET ASSET       SECURITIES        INVESTMENT
       DATES          OUTSTANDING       ASSETS          VALUE            GAINS            INCOME
--------------------  ------------   ------------   -------------  -----------------  ---------------
Dec. 31, 1987             147,717       5,772,298         39.08             2.18              2.11
Dec. 31, 1988             158,713       6,569,555         41.39             0.84              2.23
Dec. 31, 1989             172,243       7,886,058         45.78             0.66              2.15
Dec. 31, 1990             183,079       8,075,488         44.11             0.13              2.13
Dec. 31, 1991             200,138      10,676,264         53.34             0.00              1.99
Dec. 31, 1992             214,336      11,535,822         53.82             0.60              1.99
Dec. 31, 1993             238,430      13,441,576         56.38             1.25              1.98
Dec. 31, 1994             247,484      12,972,976         52.42             0.74              2.06
Dec. 31, 1995             259,636      16,978,753         65.39             0.55              2.04
Dec. 31, 1996             279,117      20,565,014         73.68             1.08              2.20
Jun. 30, 1997             297,871      25,086,180         84.22                               1.10

No adjustment has been made for any income tax payable by stockholders on capital gains distributions accepted in shares.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective Prospectus. Please call or write if you desire further information.

    AVERAGE ANNUAL TOTAL RETURNS--THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND (PERIODS ENDED JUNE 30, 1997) ARE AS FOLLOWS:

          1 YEAR: +28.1%        5 YEARS: +15.2%        10 YEARS: +12.1%

  PAST INVESTMENT RESULTS SHOULD NOT BE TAKEN AS NECESSARILY REPRESENTATIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                             OFFICERS AND DIRECTORS
--------------------------------------------------------------------------------

  William B. Frels     George A. Mairs, III         Peter G. Robb          Lisa J. Hartzell
    President and          Secretary and          Vice-President and          Treasurer
      Director               Director                  Director

  Litton E.S. Field                   Donald E. Garretson                 J. Thomas Simonet
      Director                             Director                            Director